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                                 EXHIBIT 99.C1

                        CONSENT OF INDEPENDENT AUDITORS





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CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our reports on the financial statements of SAFECO Separate Account SL, dated January 31, 1997, and on the consolidated financial statements of SAFECO Life Insurance Company and Subsidiaries, dated February 14, 1997, in Post-Effective Amendment No. 14 to the Registration Statement (Form S-6, No. 33-10248) and related Prospectus of SAFECO Separate Account SL dated April 30, 1997.

                                                           /s/ ERNST & YOUNG LLP
Seattle, Washington
April 27, 1997




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